UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2016

Advanzeon Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of Incorporation)

1-9927	95-2594724
(Commission File Number)	(IRS Employer Identification No.)

________________________________________________________________

2901 W. Busch Blvd., Suite 701, Tampa FL. 33618

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (801) 367-9080

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On July 15, 2016, the Company was informed that its Independent registered public accounting firm Mayer Hoffman McCann P.C. (“MHM”) had resigned. On November 7, 2016, the Audit Committee of the Board of Directors of the Company unanimously recommended and authorized the engagement of Isdaner & Company, LLC (“Isdaner”) to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the 2013, 2014 and 2015 fiscal years and to perform a review of the Company’s condensed consolidated interim financial statements for the first, second and third quarters of fiscal 2016, and to perform an audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2016. The Board of Directors unanimously accepted and approved the action of the Audit Committee. The appointment is effective November 7, 2016.

Except as cited below , no audit report of MHM on the Company’s consolidated financial statements for either of the two fiscal years ending December 31, 2011, and 2012,( which are the last fiscal years to be audited), contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Such reports were modified to raise substantial doubt about the Company’s ability to continue as a going concern.

During the last two years for which an audit report was issued, 2011 and 2012, on the Company’s consolidated financial statements preceding MHM’s resignation, there was no disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with MHM on any matter of accounting principles, financial statement or auditing scope or procedures which, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the matter in their report(s).

The Company provided MHM with a copy of this Form 8-K Report prior to its filing with the U.S. Securities and Exchange Commission (“Commission”) and requested that MHM furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of MHM’s letter dated November 10, 2016, is attached as Exhibit 16.1 to this Form 8-K.

Prior to the engagement of Isdaner neither the Company nor anyone on its behalf consulted Isdaner regarding, (i) the application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written report or oral advice was provided by Isdaner to the Company that Isdanner concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)1)(iv) of Regulation S-K and related instructions) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.01     Letter from Mayer Hoffman McCann P.C.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2016		Advanzeon Solutions, Inc.
Registrant

	By:	/S/ Clark A. Marcus
Clark A. Marcus
	Title:	Chief Executive Officer